New Accounting Standards	12 Months Ended
Dec. 31, 2010
New Accounting Standards [Abstract]
New accounting standards
Note 2 — New accounting standards
The financial statements included in this report reflect changes resulting from the recent adoption of several accounting pronouncements. The subject matter of the changes, and the footnotes in which they appear, are as follows:
Disclosure of derivative instruments and hedging activities in Note 9;
Fair value of long-term debt in Note 8; and
Fair value measurements in Note 10.
Described below are several accounting pronouncements that the Company either recently adopted (including those reflected in the footnotes referenced above) or will adopt in the near future:
The Company adopted the following amendments to accounting standards as of January 1, 2010, the first day of its 2010 fiscal year:
Accounting for Transfers of Financial Assets — an amendment to Transfers and Servicing: In June 2009, the Financial Accounting Standards Board (“FASB”) issued guidance to improve the information that is reported in financial statements about the transfer of financial assets and the effects of transfers of financial assets on the transferor’s financial position, financial performance and cash flows and a transferor’s continuing involvement, if any, with transferred financial assets. In addition, the guidance limits the circumstances in which a financial asset or a portion of a financial asset should be derecognized in the financial statements of the transferor when the transferor has not transferred the entire original financial asset. Upon the adoption of this guidance on January 1, 2010, the trade receivables under the Company’s accounts receivable securitization program (the “Securitization Program”) that were previously treated as sold and removed from the balance sheet are now included in accounts receivable, net, and the amounts outstanding under the Securitization Program are accounted for as a secured borrowing and reflected as short-term debt on the Company’s balance sheet. As of December 31, 2010, the amount of secured borrowing under the Securitization Program was $29.7 million. In addition, while there was no change in the arrangement under the Securitization Program, the adoption of this amendment affected the cash flow statement by reducing cash flow from operations by approximately $39.7 million and increasing cash flow from financing activities by approximately $29.7 million.
Amendment to Consolidation: In June 2009, the FASB issued guidance that requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a variable interest entity (which would result in the enterprise being deemed the primary beneficiary of that entity and, therefore, obligated to consolidate the variable interest entity in its financial statements); to require ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity; to revise guidance for determining whether an entity is a variable interest entity; and to require enhanced disclosures that will provide more transparent information about an enterprise’s involvement with a variable interest entity. As a result of the adoption of this guidance, the Company deconsolidated a variable interest entity, which had revenue of approximately $10 million during 2009, because the Company did not have a controlling financial interest. Refer to the Company’s consolidated statements of changes in equity included in this Current Report on Form 8-K for the impact of the deconsolidation.
Amendment to Fair Value Measurements and Disclosures: In January 2010, the FASB issued an update that amends disclosures about recurring or nonrecurring fair value measurements. The amendment requires new disclosures about transfers in and out of Level 1 and Level 2 and to provide a reconciliation of the activity in Level 3 fair value measurements that presents changes resulting from purchases, sales, issuances and settlements on a gross basis. In addition the amendment clarifies existing disclosures with respect to classes of assets and liabilities for which an entity should provide fair value measurement disclosures, as well as the disclosures surrounding the valuation techniques and inputs used to measure fair value. The guidance was effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to Level 3 fair value measurement activity which is effective for fiscal years beginning after December 15, 2010. The amendment did not have an impact on the Company’s fair value disclosures. The Company will provide the additional disclosures related to Level 3 pension plan assets, if any, following the effective date for amendments affecting Level 3 disclosures.
Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses: In July 2010, the FASB issued an update to the Receivables topic that increased disclosures about the allowance for credit losses and the credit quality of financing receivables. The additional disclosures are intended to help assess an entity’s credit risk exposures and to assess the adequacy of an entity’s allowance for credit losses. The guidance does not apply to financing receivables that have a contractual maturity of one year or less and that arise from the sale of goods and services. As of December 31, 2010, the new disclosure guidance did not have an effect on the Company’s disclosures. The new disclosures are required for interim and annual periods ending after December 15, 2010, except for disclosures of period activity (i.e., allowance roll-forward and modification disclosures), which are required for interim and annual periods beginning after December 15, 2010.
The Company will adopt the following new accounting standards as of January 1, 2011, the first day of its 2011 fiscal year:
Amendment to Software: In October 2009, the FASB changed the accounting model for revenue arrangements for certain tangible products containing both software components and nonsoftware components. The guidance provides direction on how to determine which software, if any, relating to the tangible product is excluded from the scope of the software revenue guidance. The amendment will be effective prospectively for fiscal years beginning on or after June 15, 2010. The amendment is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.
Amendment to Revenue Recognition: In October 2009, the FASB revised the criteria for multiple-deliverable revenue arrangements by establishing new guidance on how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting. Additionally, the guidance requires vendors to expand their disclosures regarding multiple-deliverable revenue arrangements. The guidance became effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The amendment is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.